UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 15, 2017 (May 10, 2017)

OneMain Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36129	27-3379612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N.W. Second Street,
Evansville, Indiana 47708

(Address of principal executive offices)(Zip Code)

(812) 424-8031

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                   Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 10, 2017, OneMain Holdings, Inc. (“OMH,” “we,” “us” or “our”), as a guarantor, entered into an underwriting agreement (the “Underwriting Agreement”) with Springleaf Finance Corporation, an indirect subsidiary of OMH (“SFC”), as the issuer, and Barclays Capital Inc., as representative of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by SFC of $500 million aggregate principal amount of SFC’s 6.125% Senior Notes due 2022 (the “Notes”) in a public offering made pursuant to a registration statement and related prospectus supplement filed with the Securities and Exchange Commission (the “SEC”).  As further described below, the offering closed on May 15, 2017.

The Underwriting Agreement includes customary representations, warranties and covenants by each of SFC and OMH. It also provides for customary indemnification by each of SFC, OMH and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1 to this Current Report on Form 8-K which is incorporated herein by reference.

Some of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, our subsidiaries or affiliates, including SFC. They have received, or may in the future receive, customary fees and commissions for these transactions. Some of the underwriters and their affiliates have entered into, and may in the future enter into, financing arrangements in which they serve as lender to us, our subsidiaries or affiliates, including SFC.

Supplemental Indenture

On December 3, 2014, OMH, as guarantor, entered into an Indenture (the “Base Indenture”), with SFC, as issuer, and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by a Third Supplemental Indenture, dated as of May 15, 2017 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among SFC, OMH and the Trustee, pursuant to which OMH provided a guarantee of the Notes. The Notes were offered pursuant to a Prospectus Supplement, dated May 10, 2017, to the Prospectus, dated November 20, 2014, filed as part of SFC’s Registration Statement on Form S-3 (Registration No. 333-200408) filed with the SEC. The Notes will be guaranteed on an unsecured basis by OMH.

SFC intends to use the net proceeds from the offering of the Notes for general corporate purposes, which may include debt repurchases and repayments.

The Notes will mature on May 15, 2022 and bear interest at a rate of 6.125% per annum, payable semiannually in arrears on May 15 and November 15 of each year, beginning on November 15, 2017. The Notes are SFC’s senior unsecured obligations and rank equally in right of payment to all of its other existing and future unsubordinated indebtedness from time to time outstanding. The Notes are guaranteed by us and will not be guaranteed by any of SFC’s subsidiaries or any other party. The Notes are effectively subordinated to all of SFC’s secured obligations to the extent of the value of the assets securing such obligations and structurally subordinated to any existing and future obligations of SFC’s subsidiaries with respect to claims against the assets of such subsidiaries.

The Notes may be redeemed at any time and from time to time, at the option of SFC, in whole or in part at a “make-whole” redemption price specified in the Indenture. The Notes will not have the benefit of any sinking fund.

The Indenture contains covenants that, among other things, limit SFC’s ability to create liens on assets and restrict SFC’s ability to consolidate, merge or sell its assets. The Indenture also provides for events of default which, if any of them occur, would permit or require the principal of and accrued interest on the Notes to become, or to be declared, due and payable.

The foregoing summary of the Base Indenture and Supplemental Indenture is qualified in its entirety by reference to the full text of the Base Indenture and Supplemental Indenture, copies of which are incorporated by reference in or filed with, as applicable, this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
*1.1	Underwriting Agreement, dated May 10, 2017, among Springleaf Finance Corporation, OneMain Holdings, Inc., and Barclays Capital Inc., as representative of the several underwriters named therein.
4.1

Indenture relating to the Notes, dated as of December 3, 2014, among Springleaf Finance Corporation, OneMain Holdings, Inc. and Wilmington Trust, National Association, as trustee, as filed with the SEC on December 3, 2014 as Exhibit 4.1 to OMH’s Current Report on Form 8-K (File No. 001-36129), and incorporated herein by reference.

*4.2	Third Supplemental Indenture relating to the Notes, dated as of May 15, 2017, among Springleaf Finance Corporation, OneMain Holdings, Inc. and Wilmington Trust, National Association, as trustee.
*4.3	Form of Note due 2022 (included as part of Exhibit 4.2).
*5.1	Opinion of Jack R. Erkilla, Esq.
*5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
*23.1	Consent of Jack R. Erkilla, Esq. (included as part of Exhibit 5.1 hereto).
*23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2 hereto).

*         Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMAIN HOLDINGS, INC.

By:	/s/ Scott T. Parker
Name: Scott T. Parker
Title: Executive Vice President and Chief Financial Officer

Date: May 15, 2017

EXHIBIT INDEX

Exhibit Number	Description
*1.1	Underwriting Agreement, dated May 10, 2017, among Springleaf Finance Corporation, OneMain Holdings, Inc., and Barclays Capital Inc., as representative of the several underwriters named therein.
4.1

Indenture relating to the Notes, dated as of December 3, 2014, among Springleaf Finance Corporation, OneMain Holdings, Inc. and Wilmington Trust, National Association, as trustee, as filed with the SEC on December 3, 2014 as Exhibit 4.1 to OMH’s Current Report on Form 8-K (File No. 001-36129), and incorporated herein by reference.

*4.2	Third Supplemental Indenture relating to the Notes, dated as of May 15, 2017, among Springleaf Finance Corporation, OneMain Holdings, Inc. and Wilmington Trust, National Association, as trustee.
*4.3	Form of Note due 2022 (included as part of Exhibit 4.2).
*5.1	Opinion of Jack R. Erkilla, Esq.
*5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
*23.1	Consent of Jack R. Erkilla, Esq. (included as part of Exhibit 5.1 hereto).
*23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2 hereto).

*         Filed herewith.